iShares®

iShares Trust

Supplement dated October 5, 2004

to the Prospectus dated August 1, 2004

for the iShares Dow Jones Series and iShares Cohen & Steers Series

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the iShares Dow Jones U.S. Total Market Index Fund and the iShares Dow Jones Select Dividend Index Fund (the “Funds”).

The Principal Investment Strategy for the Funds has been changed from a “Replication” strategy to a “Representative Sampling” strategy. In general, and as more fully discussed in the Prospectus, this means that instead of investing in substantially all of the securities in its Underlying Index, each of the Funds named above will seek to achieve its investment objective by investing in a representative sample of the securities included in its respective Underlying Index.

®iShares is a registered trademark of Barclays Global Investors, N.A.

BGI-A-020-10004

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